UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

     SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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First National Bancshares, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Annual Meeting of Shareholders
Voting Securities
Stock Ownership of Certain Beneficial Owners and Management
PROPOSAL I: Election of Directors
Stock Ownership Executive Officers
Section 16(a) Beneficial Ownership Reporting Compliance
Committees of the Board of Directors of the Company and of the Bank (a wholly owned subsidiary of the Company) and Certain Meetings
Corporate Governance
Certain Relationships and Related Transactions
Executive Compensation
Compensation Pursuant to Plans
Compensation Committee Report
Compensation Committee Interlocks and Insider Participation
Stock Performance
Proposal II: Increase of authorized shares of common stock of the company to 7,500,000
Information Concerning Independent Accountants
Audit Committee Report
Interest of Management and Others in Matters to be Acted Upon
Shareholder Proposals
Other Matters
Solicitation of Proxies
Annual Report
“Addendum A”
“Addendum B”
“Addendum C”

FIRST NATIONAL BANCSHARES, INC.
5817 Manatee Avenue West
Bradenton, Florida 3209
941-794-6969

Notice of Annual Meeting of Shareholders

To Be Held

May 20, 2004

To the Shareholders of First National Bancshares, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First National Bancshares, Inc. a Florida corporation (the “Company”), will be held at the offices of the Company at 5817 Manatee Avenue West, Bradenton, Florida 34209, on Thursday, May 20, 2004, at 4:30 p.m., local time, for the following purposes:

1.	To elect ten (10) directors to serve until the next annual meeting of shareholders and until their respective successors have been elected and qualified;

2.	To approve an increase in the number of authorized common shares of stock of the Company from 2,500,000 to 7,500,000.

3.	To transact such other or further business as may properly be brought before the meeting or any and all adjournments thereof.

     The close of business on March 22, 2004 has been fixed as the date for the determination of shareholders entitled to notice of, and to vote at, the meeting. Only shareholders of record at such time will be so entitled to vote.

     The directors and officers of your Company invite you to attend the meeting.

By Order of the Board of Directors,

April 5, 2004	GLEN W. FAUSSET, President

Shareholders are cordially invited to attend the annual meeting. If you do not expect to be present at the meeting but wish your shares to be voted upon the matters to come before it, please fill in, date, and sign the accompanying proxy and return it promptly in the envelope enclosed for your convenience. No postage is necessary if mailed in the United States.

First National Bancshares, Inc.
5817 Manatee Avenue West
Bradenton, Florida 34209

Proxy Statement

April 5, 2004

Annual Meeting of Shareholders

     This proxy statement and the enclosed proxy are being furnished in connection with the solicitation by and on behalf of the Board of Directors of First National Bancshares, Inc. (the “Company”) of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held at 5817 Manatee Avenue West Manatee Av. W., Bradenton, Florida 34209 on Thursday May 20, 2004, at 4:30 P. M., local time, and at any and all adjournments thereof.

     Any person executing a proxy has the power to revoke it by giving notice in writing to the Secretary of the Company at any time prior to its use or by voting in person at the meeting. Attendance at the meeting does not automatically serve to revoke a proxy.

     The shares of Common Stock represented at the meeting by the enclosed proxy will be voted in accordance with the specifications made therein, or, if no specifications are made, as indicated in this proxy statement. Abstentions will be included in vote totals and considered negative votes; broker non-votes will not be included in vote totals and will not be considered in determining the outcome of the vote. If any proxies of holders of Common Stock do not contain voting instructions, the shares represented by such proxies will be voted FOR the Director nominees named in PROPOSAL I and FOR the increase in authorized shares set forth in PROPOSAL II.

     Attendance of 50% of the outstanding shares of the Company, in person or by proxy, constitutes a quorum.

     This proxy statement, the accompanying notice and the form of proxy are first being mailed to shareholders of the Company on or about April 5, 2004.

Voting Securities

     The only class of voting securities of the Company is its Common Stock, each share of which entitles the holder thereof to one vote.

     Only shareholders of record at the close of business on March 22, 2004 are entitled to notice of, and to vote at the meeting or at any and all adjournments thereof. As of March 22, 2004 there were outstanding and entitled to vote 2,055,109 shares of Common Stock of the Company. Each share in attendance, in person or by proxy, will be entitled to one vote.

Stock Ownership of Certain Beneficial Owners and Management

     Table I below shows stock ownership of all persons who to the best of the Company’s knowledge own more than 5% of the Company’s Common Stock as of March 22, 2004. A statement of ownership of management and all nominees of director is shown on Table II. There are no named executive officers of the Company who are not shown on Table II.

Table I

	Amount	Percent of Class
Name, Address and	Beneficially	Beneficially
Position	Owned	Owned
Francis I. duPont, III (Chairman of the Board and CEO of the Company) 7826 Seville Circle Bradenton, Florida 34209	114,767	5.42%

Wavelet Weigel[1] (no relationship with the Company) 9919 Spoonbill Road Bradenton, Florida 34209	125,159	5.9%

1 Mrs. Weigel is the mother of Raymond A. Weigel, III who currently serves on and has been nominated for election to the Board of Directors.

Table II * Management and Nominees for Election as Directors

	Year	Company	Percent of
Name, Age	Elected	Stock	Class
And	to	Beneficially	Beneficially
Business Experience	Board*	Owned*	Owned
Beverly Beall, 58, is the Foundation Administrator of Beall’s, Inc., a multi-state chain of outlet and department stores headquartered in Bradenton. She has been with Beall’s since 1985.	1992	11,179 [1]	.53%

Robert G. Blalock, 65, is Chairman of the law firm of Blalock, Walters, Held & Johnson, P.A., since 1964.	1986	58,161 [2]	2.74%

Allen J. Butler, 57, is President of H. Butler Footwear, Inc., a retail sales consulting and investment management company headquartered in Bradenton. He has been with the company since 1971.	1986	63,468 [3]	3.00%

Rosemary R. Carlson, 56, is V. P. and General Manager of Bright House Networks and has been with Bright House Networks and its predecessors since 1974.	1998	5,589 [4]	.26%

Francis I. duPont, III, 59, has been Chairman of the Board and Chief Executive Officer of 1st National Bank & Trust since July 1994 and First National Bancshares since 1998.	1994	114,767 [5]	5.42%

Glen W. Fausset, 55, has been President, Chief Operating Officer, and Secretary of 1st National Bank & Trust since July 1986 and President of the First National Bancshares since 1998.	1986	59,001 [6]	2.78%

1 Includes 599 shares held in a deferred compensation plan.

2 Includes 24,805 shares held in trust of which Mr. Blalock is either sole trustee or co-trustee. His wife owns 6,831 shares solely in her name which are included but in which Mr. Blalock disclaims any interest.

3 Mr. Butler owns 62,564 shares as joint tenant with his wife, 599 shares are held in a deferred compensation plan, 105 shares are held in H. Butler Footwear, Inc. and 200 shares are held in children’s names.

4 Mrs. Carlson owns 346 shares as joint tenant with her husband. Her husband owns 1,498 shares in his name which are included, but in which Mrs. Carlson disclaims any interest.

5 Mr. duPont’s shares include 34,446 shares of common stock, which may be acquired immediately or within 60 days upon exercise of certain stock options. His wife owns 7,130 shares solely in her name, which are included but in which Mr. duPont disclaims any interest.

6 Mr. Fausset’s shares include 25,835 shares of common stock, which may be acquired immediately or within 60 days upon exercise of certain stock options.

Table II * Management and Nominees for Election as Directors

	Year	Company	Percent of
Name, Age	Elected	Stock	Class
And	to	Beneficially	Beneficially
Business Experience	Board*	Owned*	Owned

Thomas P. Moseley, Jr. 43 has been Executive Vice President since 2002. Previously he was Vice President and Credit Administration Manager for First Charter Bank, Charlotte North Carolina from 2001-2002; CFO and Controller for S.J. Glauser, Inc., Sarasota, Florida; Group Vice President/ Manatee County President for SouthTrust Bank, N.A., Bradenton, Florida from 1998-2000.	N/A Exec. Officer	3,499 [7]	.17%

Sarah H. Pappas, Ed.D, 64, is the President of Manatee Community College, a state institution headquartered in Bradenton. She has been with the College since 1997.	2004	1,259 [8]	.06%

Raymond A. Weigel, III, 59, is President of CLB Consulting, Inc., of Grand Rapids, Michigan. He has been with the firm since its inception in 1992. From 1988 to 1992, he was a securities broker with Robert W. Baird & Co., Inc.	1994	33,389 [9]	1.58%

Irving I. Zamikoff, DDS, 61, is a dentist and has been practicing in Bradenton for more than 30 years.	2004	2,220 [10]	.10%

Dan C. Zoller, 64, is President of Zoller, Najjar & Shroyer, L.C., a civil engineering firm located in Bradenton. He has been associated with the firm since its inception in 1975.	1998	72,026 [11]	3.40%

TOTAL for all Nominees		424,558	20.04%

*	Indicates year elected to the Board of the Bank. The Company Board is identical in composition to the Board of the Bank.

**	Unless otherwise indicated, the beneficial owner has sole voting and investment power.

7 Mr. Moseley’s shares include 3,499 shares of common stock, which may be acquired immediately or within 60 days upon exercise of certain stock options.

8 Includes 599 shares held in a deferred compensation plan.

9 Mr. Weigel owns 4,744 shares as joint tenant with his wife. His wife owns 7,883 shares, which are included but in which Mr. Weigel disclaims any interest.

10 Includes 599 shares held in a deferred compensation plan.

11 Mr. Zoller owns 46,051 as joint tenant with his wife, 3,278 shares held in trust of which Mr. Zoller is co-trustee and 598 shares are held in a deferred compensation plan. Mrs. Zoller owns 7,766 shares solely in her name which are included, but in which Mr. Zoller disclaims any interest.

PROPOSAL I: Election of Directors

     The Bylaws of the Company provide that the Board of Directors shall consist of not fewer than five or more than 25 members, all of whom shall be shareholders. The exact number within the minimum and maximum limits shall be fixed and determined from time to time by resolution of a majority of the full Board or by resolution of a majority of the shareholders at any meeting thereof. The Board of Directors, at a meeting held February 19, 2004, fixed at ten (10) the number of directors constituting a full Board to be elected at the meeting to serve until the 2005 Annual Meeting of Shareholders.

     The Bylaws of the Company also provide that nominations, other than those made by or on behalf of the existing Board of Directors of the Company, shall be made in writing and shall be delivered or mailed to the President of the Company and to the Securities Exchange Commission, Washington, D.C., not less than 14 nor more than 50 days prior to any meeting of shareholders called for the election of directors, providing, however, that if less than 21 days’ notice of the meeting is given to shareholders, such nominations shall be mailed or delivered to the President of the Company and to the Securities Exchange Commission not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. Such notice shall contain the following information to the extent known to the notifying shareholder:

1.	The name and address of each proposed nominee.

2.	The principal occupation of each proposed nominee.

3.	The total number of shares of capital stock of the Company that will be voted for each nominee.

4.	The name and residence address of the notifying shareholder.

5.	The number of shares of capital stock of the Company owned by the notifying shareholder.

Nominations not made in accordance with the above provision of the Bylaws may, at his discretion, be disregarded by the Chairman of the meeting, and upon his instructions, the judges of the election may disregard all votes cast for each such nominee.

     The persons named as directors in Table II (page 3) are all currently members of the Board of Directors. They will be nominated for election to serve until the 2005 Annual Meeting of Shareholders and until their successors are elected and qualified. It is the intention of the persons named in the enclosed proxy, unless otherwise directed by shareholders executing proxies, to vote all proxies received by them on time “FOR” the election of the ten persons named in Table II. All nominees have consented to being named in this proxy statement and have notified management that they intend to serve, if elected. If any of the nominees should be unable to serve as a director for any reason, the person or persons voting the proxies may, in their discretion, select another in his place. “Nominees for director are elected by a plurality of the votes cast at the meeting either in person or by proxy. The ten (10) nominees receiving the greatest aggregate number of votes cast at the meeting will be elected to the board of directors.”

The Board recommends a vote “FOR” all of Nominees for Director noted above.

     The information set forth on Table II as to age, business experience for the past five years, including principal occupation or employment (other than with the Company), and beneficial ownership of the Company’s Common Stock of each of the Board’s nominees has been furnished by each nominee. All stock information is as of March 22, 2004. The 1st National Bank & Trust became a wholly owned subsidiary of the Company on January 1, 1999.

Stock Ownership Executive Officers

     There are no named executive officers who are not included in the management and nominees shown in Table II.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Bank’s directors and executive officers and persons who owned more than 10% of the Company’s Common Stock in 2003 to file with the SEC, reports of changes in beneficial ownership on Form 4. Officers, directors and greater than 10% stockholders were required by SEC regulation in 2003 to furnish the Bank with copies of all Section 16(a) forms they file.

     To the Company’s knowledge, based solely on the review of the copies of such forms furnished to the Company during the fiscal year ended December 31, 2003, there was full compliance with all Section 16(a) filing requirements applicable to the Bank’s officers, directors, and greater than 10% beneficial owners except as follows: (i) Francis I. duPont, III the Chairman of the Company failed to timely file one Form 4 regarding one sale of shares of the Company; and (ii) Paul Welch, an executive officer of the Company, failed to timely file one Form 4 regarding one purchase of shares of the Company. In both of these cases, Form 4s were mistakenly filed on paper and not electronically as now required by the SEC. Form 4s for both transactions were filed on July 31, 2003, within 16 days of the transaction dates.

Committees of the Board of Directors of the Company and of the Bank (a wholly owned subsidiary of the Company) and Certain Meetings

     The Company’s Board of Directors held twelve (12) regular meetings in 2003. Each member of the Board of Directors of the Company (who are not employees of the Bank) received $16,136 in either cash or deferred compensation for his or her service on the Company and Bank Boards and the committees of the Bank. Dr. Thompson, who retired from the Board in May of 2003, received $6,723. During the year that ended December 31, 2003, no director nominated for reelection attended fewer than 75% of the total number of meetings of the Company Board, the Bank Board and the total number of meetings of all the Committees of the Bank on which he or she served.

     In 2003 the Bank had nine (9) standing committees: The Executive Committee; Loan Review, Audit & Compliance Committee; Loan Committee; Planning Committee; CRA Committee; Compensation and Benefits Committee; Trust Committee; and Privacy Committee.

     The Executive Committee of the Bank was comprised of Messrs. Blalock, Butler, duPont, Fausset, Thompson and Zoller. The committee met ten (10) times in 2003. The principal function of the Executive Committee is to act on behalf of and to exercise all of the powers of the Board of Directors when the Board is not in session, except those powers specifically reserved to the Board under the Bank’s bylaws or applicable law.

     The Loan Review, Audit & Compliance Committee is a committee of both the Bank and the Company. It is composed of Beverly Beall, Allen J. Butler, Sarah Pappas and Dan C. Zoller, and operates pursuant to a charter approved by the Board, a copy of which is attached to this Proxy Statement as “Addendum A”. This committee met five (5) times in 2003. The Audit Committee has authority to approve the independent public accountants to serve as auditors, to review with the independent auditors, the annual audit plan, the financial statements, the auditors’ report, and their evaluation and recommendations concerning the Company’s internal controls, and to approve the types of professional services for which the Company may retain the independent auditors. All members of the Audit Committee are independent as defined by Rule 4200(A)(15) of the NASD’s listing standards. Please refer to the Audit Committee Report included later in this Proxy Statement.

     The Loan Committee of the Bank, which is comprised of Ms. Carlson, and Messrs. Blalock, Butler, duPont, Fausset, Zoller and EVP Moseley, met thirty-nine (39) times during 2003. The principal functions of the Loan Committee are to:

1.	Examine and approve loans and discounts.

2.	Buy and sell bills of exchange.

3.	Discount and purchase bills, notes, and other evidences of debt.

     The Planning Committee of the Bank, is comprised of the entire Board of Directors. and met two (2) times in 2003. The principal function of the Planning committee is to develop a strategic plan for the Bank.

     The Community Reinvestment Act Committee (CRA) of the Bank, comprised of Mrs. Beall, Mrs. Pappas Messrs. duPont, Fausset and Weigel, and officers and employees of the Bank, met two (2) times in 2003. The principal function of this committee is to monitor the Bank’s compliance with the Community Reinvestment Act.

     The Compensation and Benefits Committee of the Bank met one (1) time in 2003. It was comprised of Ms. Beall, Ms. Carlson and Messrs. Zamikoff and Zoller and operates pursuant to a charter approved by the Board, a copy of which is attached to this Proxy Statement as “Addendum B”. The principal function of this committee is to review the compensation and benefits package of the Bank to ensure the hiring and retention of qualified officers and employees for the Bank. The committee also reviews the performance of the Executive Officers of the Bank annually and makes salary recommendations to the Board.

     The Trust Committee of the Bank was comprised of Mrs. Carlson and Messrs. Blalock, Zamikoff, and Weigel. It met six (6) times in 2003. The principal function of this committee is to monitor the trust activities of the trust department of the Bank.

     The ALCO Committee of the Bank was comprised of Messrs. duPont, Fausset and Moseley and the Senior Vice Presidents of the Bank. It met three (3) times in 2003. The principal function of this committee is to review the asset and liability risk position.

     The Privacy Committee of the Bank was comprised of Messrs. duPont and Fausset and members of Bank management. This committee met three (3) times in 2003. The principal function of this committee is to monitor the Bank’s progress in complying with Regulation “P”, the “Gramm-Leach-Bliley Act”, Privacy of Consumer Financial Information.

     There were no separate meetings for the Nominating Committee. Nominees to the Board of Directors for this year were considered and proposed by the entire Board of Directors at a regular board meeting of the Company. In accordance with the newly approved Nominating and Governance Committee Charter, this committee will operate pursuant to a charter approved by the Board, a copy of which is attached to this Proxy Statement as “Addendum C.” This charter is not currently available on the Company’s website. The Committee will consider nominations to the Board of Directors from shareholders, but is not actively seeking such nominations. The Committee has not yet developed procedures for consideration of nominees, as it has only recently been organized. Shareholders interested in nominating an individual as a director should consider the prior notice requirements of the Bylaws of the Company noted above under PROPOSAL I, Election of Directors. Any nominations should be forwarded to the Company’s address, Attention: Chairman of Nominations and Governance Committee.

     Further, if any shareholder desires to send communication to the Board of Directors, such communication should be addressed to the Chair of the Nominating and Governance Committtee. The Committee still is in the process of developing guidelines for consideration of proposals presented to the Committee for consideration by the Board of Directors.

     While the Company has no specific policy requiring attendance at the annual meeting of shareholders by board members, such attendance is expected. At the 2003 annual meeting, 10 of the 10 directors attended.

Corporate Governance

The Company recently reviewed its corporate governance policies as a matter of good business practices and in light of the passage of the Sarbanes-Oxley Act of 2002 (“Sarbanes Oxley”) and regulations promulgated by the Securities and Exchange Commission (“SEC”) and listing standards adopted by NASDAQ.

In this regard, certain members of the Board of Directors discussed on a number of occasions with outside counsel to the Company a number of policies, charters and guidelines. After significant discussion at multiple meetings, the Board of Directors, adopted charters as noted above for the Audit Committee, the Compensation Committee and the newly created Nominating and Governance Committee. The charters for these three committees are designed to help the committees function more efficiently and with greater independence from the Board of Directors, which was one of the primary goals in the adoption of Sarbanes-Oxley. The members of each of these three committees are currently and, under the terms of the respective charters, will continue to be “independent” pursuant to standards adopted by NASDAQ. Further, the Board of Directors has determined that under the NASDAQ “independence” standards, a majority of the members of the Board of Directors is currently independent.

Finally, the Board of Directors has adopted a Code of Business Conduct and Ethics (the “Code”). While Sarbanes-Oxley mandates the adoption of a code of ethics for the most senior executive officers of all public companies, the Code adopted by the Company’s Board of Directors is broader in the activities covered and applies to all officers, directors and employees of the Company and the Bank. The administration of the Code has been delegated to the Nominating and Governance Committee of the Board of Directors, a Committee comprised entirely of “independent directors.” The Code addresses topics such as compliance with laws and regulations, honest and ethical conduct, conflicts of interest, confidentiality and protection of Company assets, fair dealing and accurate and timely periodic reports, and also provides for enforcement mechanisms. The Board and management of the Company intend to continue to monitor not only the developing legal requirements in this area, but also the best practices of comparable companies, to assure that the Company maintains sound corporate governance practices in the future.

A copy of the Company’s Code is available to any shareholder free of charge upon request. Shareholders desiring a copy of the Code should address written requests to Angela O’Reilly, Secretary, First National Bancshares, Inc., 5817 Manatee Avenue West, Bradenton Florida 34209.

Certain Relationships and Related Transactions

     From January 1, 2003 to the date of this proxy statement all loans to directors or executive officers of the Company, including members of their immediate family, were (a) made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and (c) did not involve more than the normal risk of collectability or present other unfavorable features.

     The Bank expects to have in the future banking transactions in the ordinary course of its business with directors, officers and principal shareholders, and their associates on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and which do not involve more than the normal risk of collectibility or present other unfavorable features.

     Also, Ray Weigel, III, who is nominated for re-election to the Board of Directors, is the son of Wavelet Weigel, who is a shareholder owning more than 5% of the Company.

     In addition, Robert G. Blalock, a director of the Company, is a member of the law firm of Blalock, Walters, Held & Johnson P. A., which does the majority of the Bank’s legal work relating to litigation on defaulted loans, real estate acquisitions, and general legal consulting. The Company has reviewed the fees and believes they are competitive within the market place. Fees paid by the Bank were less than 5% of the law firm’s revenues.

Executive Compensation

     Since the Company had no employees in 2003, the information provided in this Proxy Statement relative to executive compensation relates solely to the Bank.

     Table III sets forth certain information concerning all compensation paid or accrued by the Bank during the fiscal year that ended December 31, 2003 to:

1.	The Chief Executive Officer of the Bank.

2.	Each executive officer whose aggregate compensation exceeded $100,000.

Table III – Compensation Summary

Name and				All Other	Number of Shares
Principal		Salary	Bonus	Compensation[1]	Awarded under Stock
Position	Year	($)	($)	($)	Option Plan[2]
Francis I. duPont, III,	2003	173,200	51,600	9,855	3,000
Chairman of the Board & CEO	2002	166,500	60,000	10,085	6,000
	2001	160,000	43,000	7,606	9,000

Glen W. Fausset,	2003	125,000	34,400	7,174	2,250
President & COO	2002	116,500	40,000	8,467	4,500
	2001	112,000	29,500	6,301	6,750

Thomas P. Moseley	2003	105,000	78,747	2,519	0
Executive Vice President	2002	61,2503	10,000	338	3,333

[1] Includes value of 401-k matching contributions by the Bank and insurance premiums on life insurance

[2] See Tables IV and V for details of awards

[3] Represents seven months of service

Change of Control Provisions

     In 1997, the Board of Directors of the Bank entered into employment agreements with Messrs. duPont and Fausset which contain provisions for compensation to them in the event of a change of the controlling interest of the Bank or dismissal without cause. The agreements provide for the payment of up to three times base compensation upon a change of control of the Bank or dismissal without cause. In 1999, those provisions were amended to include the same compensation to them in the event of a change of the controlling interest of the Company.

Compensation Pursuant to Plans

Incentive Stock Option Plan

     On July 17, 1986, the Bank adopted an Incentive Stock Option Plan (“Option Plan”), which authorized the Bank’s Stock Option Plan Committee to grant to officers and other key employees of the Bank nontransferable options to purchase an aggregate of 75,000 shares of the Bank’s Common Stock (subject to adjustment pursuant to anti-dilution provisions). This plan expired on July 17, 1996.

     At the 1995 Annual Meeting of the Shareholders of the Bank, the shareholders of the Bank voted in favor of the ratification of a replacement successor plan, which expired April 20, 2000. The plan authorized the Bank’s Board of Directors to grant officers and other key employees of the Bank non-transferable options to purchase an aggregate of 25,000 shares of the Bank’s common stock (subject to adjustment pursuant to the anti-dilution provisions).

     At the 2000 Annual Meeting of the Shareholders of the Company, the shareholders voted in favor of the ratification of a replacement successor incentive stock option plan, which will expire 10 years from its approval (May 18, 2010). The plan authorizes the Board of Directors of the Company to grant officers and other key employees of the Company and its subsidiaries non-transferable options to purchase an aggregate of 225,000 shares of the Company’s common stock (subject to adjustments pursuant to the anti-dilution provisions). There remain 172,975 shares available in the plan.

     On January 1, 1999, the unexercised options were converted on a two for one basis to shares of Common Stock of First National Bancshares, Inc. by the merger of the Bank into the holding company. At December 31, 2003 there were 63,955 shares (including accrued stock dividends and splits) remaining outstanding to executive officers.

     The Bank has also granted options to other current key employees of the Bank. Options to purchase 80,537 shares of Common Stock remain outstanding. The option exercise price for each option share was 100% of the fair market value of the Common Stock on the date of the grant.

     Tables IV and V set forth the exercising and granting of stock options for the named executive officers of the Company during the fiscal year 2003.

Table IV - Aggregated Option/SAR Exercises
in Fiscal 2003 and Fiscal Year End Option/SAR Values1

				Value of Unexercised
			Number of	in-the-money
	Shares Acquired		Unexercised	Options at
	On	Value	Options at 12/31/2003[2]	12/31/2003[3]
Name	Exercise (#)	Realized	Exercisable/Un-exercisable	Exercisable/Un-exercisable
Francis I duPont, III	45,057	$693,427	31,296/ 3,150	$300,489 / $7,216
Glen W. Fausset	0	0	23,472 / 2,363	$225,384 / $5,423
Thomas P. Moseley	0	0	3,674/ 0	$28,446 / $0

(1)	The bank does not have a stock appreciation rights (SAR) plan.

(2)	Includes additional shares accrued due to stock dividends and splits.

(3)	Based on market value of $23.31 per share, representing the last known trade before year-end.

Table V - Option/SAR Grants in fiscal 20031

Individual Grants						Potential Realizable
	Number of				Value at Assumed
	Shares	Percent of Total			Annual Rates of Stock
	Underlying	Options/SARs			Price Appreciation for
	Options	Granted to	Exercise of		Option Term
	Granted in	Employees in	Base Price	Expiration
Name	2003	2003	($/share)	Date	5% ($)	10% ($)
Francis I duPont, III, CEO	3,000	11.09%	$22.07	6/19/2013	$41,639	$105,522
Glen W. Fausset	2,250	8.31%	$22.07	6/19/2013	$31,229	$79,141

(1)	The Bank does not have a stock appreciation rights (SAR) plan.

   Pension Plan

     The Bank has a qualified, contributory defined benefit retirement plan, which is administered by the Bank’s Trust Department, and an advisory committee appointed by the Board of Directors. Employees of the Bank are eligible to participate in the Bank’s qualified pension plan after they have completed six months of service and have attained age 21. Contributions are to be made by the Bank annually in amounts determined by the plan’s actuary as necessary to fund retirement benefits under the plan.

     The plan provides for monthly retirement benefits to, or on behalf of, each covered employee or beneficiary upon death or retirement at age 65. At age 65, such retirement benefits will be equal to 56% of an employee’s average earnings (defined as the average of his monthly base salary during the best five (5) years of his last ten (10)). Benefits under the plan begin to vest after three years of service and do not fully vest until completion of seven years of credited service. Benefits are reduced for employees who retire with less than 28 years of service.

     Table VI illustrates annual benefits which would be payable to employees upon reaching the age of 65 for various levels of compensation and years of service.

Table VI
Pension Plan

	Years of Service
Remuneration	10 Years	20 Years	30 Years	40 Years
$20,000	$4,000	$8,000	$11,200	$11,200
40,000	8,000	16,000	22,400	22,400
60,000	12,000	24,000	33,600	33,600
80,000	16,000	32,000	44,800	44,800
100,000	20,000	40,000	56,000	56,000
120,000	24,000	48,000	67,200	67,200

Compensation Committee Report

     General: The Company has no paid employees. The officers of the Company are compensated for their services as officers of the Bank through the salaries established by the Board of the Bank. The Bank has a Director’s Compensation and Benefits Committee that reports directly to the Board of Directors of the Bank and in its capacity makes recommendations to the Board for the compensation of the Chief Executive Officer (CEO) and the President. The committee also makes recommendations to the Board on employee compensation programs such as the company’s 401-k program and incentive stock option plan as well as the employee compensation plans.

     The current compensation program for the CEO and the President includes base salary, annual performance incentives, and long-term incentive opportunity in the form of stock options. Base salaries are comparable with those of similar asset-sized banking companies. The Committee believes that this compensation package allows the Company to attract and retain high quality personnel, while at the same time maximizing Company performance. Long-term incentive is based on stock performance through stock options. The Committee’s position is that stock ownership by management is beneficial in aligning management and stockholder’s interests to enhance stockholder value.

Compensation Committee Interlocks and Insider Participation

The Committee that reviewed compensation for the CEO and the President for 2003 was comprised of Ms. Beall, Ms. Carlson and Mr. Zoller. Mr. Zoller chaired the committee. The Compensation Committee members have no other relationships other than their roles of Director’s of the Company.

     Base Salary: In setting the 2003 base salaries for the CEO and the President, the Committee reviewed the overall financial performance of the Bank during 2002. It considered in particular, return on equity, net income, earnings per share, asset quality and growth in assets in the context of the Bank’s long term strategic plan. All these were compared to 2001 as well as to the performance of comparable community banks. The Committee also took into consideration the CEO’s and the President’s individual performances and direct contribution to the performance of the Bank during 2002 in addition to market levels of compensation for their positions. During 2002 the Bank made significant progress in achieving its goals for all of the measures of performance reviewed by the Committee. The Committee determined that the CEO and the President’s salaries should be increased to $173,200 and $125,000 for 2003.

     Annual Bonus: The CEO and the President of the Company are eligible to receive annual cash bonuses through the Bank’s Incentive Bonus Program. The Bonus Program provides for the payment of cash incentive awards to them at the discretion of the Board of Directors, based on recommendations from the Compensation Committee. In 2003, the CEO and the President were approved for a $51,600 and $34,400 respectively, payable in 2004.

     Long-term Incentives: Directors, officers and employees of the Company and its subsidiaries are eligible to participate in the Company’s Incentive Stock Option Plan. The Stock Option Plan is designed to assist the Company in securing and retaining quality employees by allowing them to participate in the ownership and financial success of the Company. The granting of options gives those employees receiving the grants significant additional incentives to work for the long-term success of the Company. The Board of Directors determines the number of option grants made to specific individuals by evaluating their relative degree of influence over the results of the operations of the Company. The Board follows written procedures on determining the individuals who will be awarded option grants and the timing, vesting and amounts of such grants.

Stock Performance

     The graph shown below presents a comparison of the cumulative total shareholder return on the Company’s common stock with the cumulative total return of the NASDAQ Bank Index since December 31, 1997. The Company’s stock is traded on the NASDAQ exchange.

     The following graph assumes that $100 was invested on December 31, 1997 in the Company’s common stock, the NASDAQ Bank Index and the S&P 500.

Proposal II: Increase of authorized shares of common stock of the company to 7,500,000

     As of March 22, 2004, the Company has 2,500,000 authorized shares of commons stock of which 2,055,109 are outstanding; 144,492 are reserved for future issuance under options held by key employees of the Company and the Bank; and 7,749 shares have been reserved for issuance to former shareholders of The Trust Company of Florida pursuant to the agreement and plan of merger dated October 17, 2003, which transaction was consummated as of March 15, 2004.

     The Board recommends approval of an amendment to Article IV of the Company’s Articles of Incorporation increasing the number of authorized shares from 2,500,000 to 7,500,000, all with a par value of $0.10. The additional shares are intended to provide for futures stock dividends, fulfilling the Company’s obligations under the existing employee stock option program and potential future plans, or future stock sales to raise additional capital. Over the last ten years, the Bank and the successor Company have issued 5% stock dividends on ten separate occasions and effected a 2 for 1 stock exchange in 1999 when First National Bancshares, Inc. was formed. This has resulted in over 1,400,000 shares being issued to existing shareholders and significantly increasing the number of shares outstanding. The Board of Directors has considered an additional 2 for 1 stock split, assuming approval of the proposed amendment to the Articles of Incorporation.

     Approval of this proposal to amend Article IV of the Articles of Incorporation requires the approval of a majority of the outstanding common shares of the Company.

The Board recommends a vote “FOR” Proposal II.

Information Concerning Independent Accountants

     Independent Auditors for the Year Ending December 31, 2003. The Company’s independent auditor for the fiscal year ended December 31, 2003 was Christopher, Smith, Leonard, Bristow, Stanell, and Wells, P.A.(“Christopher Leonard”). Christopher Leonard was engaged as auditor for the Bank in 1994 and has been re-engaged each subsequent year. The Audit Committee of the Company has also retained Christopher Leonard as the auditor for the Company for 2004. A representative of Christopher Leonard is expected to be present at the annual meeting of shareholders, with the opportunity to make statements if they so desire and to be available to respond to appropriate questions raised at the meeting.

     Audit Fees. The aggregate fees billed or estimated to be billed for professional services rendered by Christopher Leonard for the years ended December 31, 2003 and 2002 were as follows:

	Year ended	Year ended
	December 31, 2003	December 31, 2002
Audit Fees	$49,000	$43,500
Audit-Related Fees	$13,390	$7,460
Tax Fees	$22,965	$7,876
All Other Fees	$7,150	$7,345
Total Fees	$82,215	$66,181

     “Audit Fees” include the fees paid to Christopher Leonard for the audit of the Company’s annual financial statements, and Christopher Leonard’s review of financial statements included in the Company’s Forms 10-Q and Form 10-K. “Tax Fees” include the fees paid for the preparation of the Company’s tax returns, as well as tax planning and compliance services. “All Other Fees” for 2003 were related to advising the Company in connection with issues related to the acquisition of the Trust Company of Florida.

     Audit Committee Pre-Approval Policy. The Audit Committee pre-approves all fees related to the audit and to tax services. Any additional fees for services that were not preapproved are approved by the Audit Committee before payment. In 2003, there were no such fees not preapproved.

     Auditor Independence. The Audit Committee of the Board believes that the non-audit services provided by Christopher Leonard are compatible with maintaining the auditor’s independence. None of the time devoted by Christopher Leonard on its engagement to audit the Company’s financial statements for the year ended December 31, 2003 is attributable to work performed by persons other than full-time, permanent employees of Christopher Leonard.

Audit Committee Report

     The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2003 with management and with the independent auditors, Christopher, Smith, Leonard, Bristow, Stanell, and Wells, P.A. Specifically, the Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS No. 61 (Codification of Statements on Auditing Standards).

     The Audit Committee has received written disclosures from the independent auditors required by Independence Standard Board Standard No. 1 (Independence Discussions with Audit Committee) and discussed with the independent auditors the auditors’ independence from the Company. Based on review and discussions of the audited financial statements for fiscal year 2003 with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal year 2003 be included in the Company’s

Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission.

Audit Committee: Beverly Beall, Allen J. Butler, Sarah Pappas and Dan Zoller.

Interest of Management and Others in Matters to be Acted Upon

     No director, executive officer, or nominee for director of the Company, principal shareholder, or any associate of these individuals, has nor are they expected to have, any substantial interest, direct or indirect, in any matter to be acted upon at the annual meeting, other than election to office.

Shareholder Proposals

     Proposals that shareholders intend to present at the Annual Meeting of Shareholders to be held in 2005 must be received by December 10, 2004 for consideration by the Company for possible inclusion in the proxy statement and form of proxy. On any other proposal raised by a shareholder for next year’s annual meeting, the Company intends that proxies received by it will be voted in the interest of the Company in accordance with the judgement of the Board of Directors, unless notice of the proposal is received by the Company not later than February 24, 2005. Proposals should be sent to Angela O’Reilly, Secretary, First National Bancshares, Inc., 5817 Manatee Avenue West, Bradenton Florida 34209. It is suggested that any proposal be sent by certified mail, return receipt requested.

Other Matters

     As of the date of this proxy statement, the management of the Company has no knowledge of any matters to be presented for consideration at the meeting other than those referred to in the enclosed notice and proxy. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote such proxy to the extent entitled in accordance with the recommendation of the Board of Directors.

Solicitation of Proxies

     Proxies will be solicited by mail, and, additionally, some of the officers, directors and employees of the Bank may, without additional compensation, solicit proxies on behalf of the management by telephone, telegram and personal interview. In that connection, the Company will arrange for brokerage houses, nominees, and other custodians holding shares of Common Stock of record to forward proxy soliciting material to the beneficial owner of such shares, and will reimburse such record owners for the reasonable out-of-pocket expenses incurred by them. All costs of the proxy solicitation will be borne by the Company.

Annual Report

     The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, including audited financial statements, is being mailed to shareholders of the Company with this proxy statement, but is not to be considered a part hereof.

     Your cooperation in giving this matter your immediate attention and in returning your proxy promptly will be appreciated.

By Order of the Board of Directors,

/s/ Glen W. Fausset

Glen W. Fausset, President
April 5, 2004

“Addendum A”

First National Bancshares, Inc.
Audit Committee Charter

Statement of Policy

     The purpose of the audit committee is to oversee the Corporation’s accounting and financial reporting processes and the audits of the Corporation’s financial statements. The audit committee shall provide assistance to the board of directors in fulfilling its oversight responsibilities by reviewing the financial reports and related financial information provided by the Corporation to governmental agencies or the general public, the Corporation’s system of internal controls and the effectiveness of its control structure, the Corporation’s compliance with designated laws and regulations, and the Corporation’s accounting, internal and external auditing and financial reporting processes. In discharging its responsibilities, the audit committee shall:

☐	Serve as an independent and objective party to oversee the Corporation’s accounting and financial reporting processes, internal control system, and the audits of the Corporation’s financial statements.

☐	Review and evaluate the audit procedures and results of the Corporation’s independent auditor and internal audit function.

☐	Approve, engage and terminate the independent auditor.

☐	Review and evaluate the independent auditor’s qualifications, performance and independence.

☐	Review, evaluate and approve any non-audit services the independent auditor may perform for the Corporation and disclose such approved non-audit services in periodic reports to shareholders.

☐	Maintain free and open means of communication between the board of directors, the independent auditor, the internal auditor, and the management of the Corporation.

☐	Maintain free and open means of communication between employees and the audit committee for the processing of complaints received by the Corporation regarding questionable accounting or auditing matters, including suspicions of fraudulent activity.

☐	At least annually, review and if necessary or appropriate, update this charter for consideration by the board of directors and perform an evaluation of the audit committee performance and function.

Organization

The members of the audit committee shall be appointed by the board of directors and may be removed by the board of directors. The audit committee may consult or retain its own independent legal, accounting or other advisors and shall determine the degree of independence from the Corporation required of those advisors. The audit committee shall meet at least four times per year and will report directly to the full board any issues that arise with respect to the quality and integrity of the Corporation’s general financial performance and reporting and regulatory compliance. The audit committee may also meet periodically by itself to discuss matters it determines require private audit committee or board of directors’ attention. Further, the audit committee shall meet separately with management, with the internal auditor and with the independent auditor. There will be at least three members of the audit committee. A majority of the members of the audit committee shall be a quorum to transact business.

Resources and Authority of the Audit Committee

The audit committee shall have the funding, resources and authority to discharge its duties and responsibilities without seeking the approval of the board of directors or management of the Corporation, including (1) the authority, funding and resources to compensate the independent auditor engaged by the audit committee for the purpose of preparing or issuing the audit report and performing other audit, review and attest services for the Corporation, (2) the authority, funding and resources to select, retain, terminate and approve the fees and other terms of engagement of, special or independent counsel, accountants and other advisors as deemed appropriate by the audit committee, and (3) the authority to pay all its ordinary administrative expenses incurred in carrying out its duties and responsibilities.

Qualifications

The audit committee shall be composed entirely of independent directors, determined by the board of directors under the First National Bancshares, Inc. Corporate Governance Guidelines. The members of the audit committee, as determined by the board of directors, shall also meet the independence and financial expertise requirements of The Nasdaq Stock Market for audit committee members. At least one member of the audit committee will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member’s financial sophistication.

Independent Auditors

The independent auditor shall be engaged by and accountable to the audit committee. The independent auditor will report directly to the audit committee. The audit committee shall have the sole authority to engage, compensate, evaluate and terminate the independent auditor, to review with the independent auditor the nature and scope of any disclosed relationships or professional services including all audit engagement fees and terms, and to take appropriate action to ensure the continuing independence of the auditor. The audit committee shall pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditor. The audit committee shall also set clear policies and standards relating to the Corporation’s hiring of employees or former employees of the independent auditor to ensure continued independence throughout the engagement of the independent auditor.

The audit committee shall, on an annual basis, obtain from the independent auditor a written disclosure delineating all of its relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The audit committee shall engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and be responsible for taking appropriate action to oversee the independence of the independent auditor. Additionally, the audit committee will obtain and review a report of the independent auditor describing its internal quality-control procedures, material issues raised by the most recent internal quality-control review of the independent auditor or an inquiry or investigation by a governmental authority involving one or more audits carried out by the independent auditor in the preceding five years and any steps or procedures taken to deal with any such issues. After reviewing the independent auditor’s report, the audit committee shall evaluate the auditor’s qualifications, performance and independence. The audit committee shall consider the opinions of management and the internal auditor in making such evaluation.

The independent auditor shall ascertain that the audit committee is made aware of and timely report to the audit committee all necessary accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the risks of using such alternative treatments, and inform the audit committee of other material written communications between the independent auditor and management.

The audit committee will have complete oversight of the work done by the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, including resolution of any disagreement between management and the independent auditor regarding financial reporting.

Internal Audit

The internal auditor of the Corporation shall directly report to the chairman of the audit committee, with administrative oversight provided by an appropriate executive officer of the Corporation. The audit committee will oversee the internal audit function and determine that the internal auditor is establishing, maintaining and executing appropriate audit programs, policies and procedures that govern the examination and audit of the ledgers, records, procedures and operations of the Corporation and its affiliates.

Complaint Procedures

The audit committee will establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by employees of the Corporation and its subsidiaries regarding questionable accounting or auditing matters.

Financial Reporting Oversight

In discharging its responsibilities to oversee governmental and public reporting of financial information, the audit committee shall:

•	Review and discuss the annual audited financial statements, footnotes and related disclosures included in the Corporation’s annual report to shareholders and its annual report on Form 10-K with financial management and the independent auditor prior to the release and filing of such documents. Review with the independent auditor the results of its annual examination of the financial statements, including their report thereon, and determine its satisfaction with the disclosures and content of the financial statements. This review shall cover discussion of all items required by generally accepted auditing standards regarding required communications with audit committees. Ascertain that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements.

•	Review and discuss the quarterly financial results and information with financial management and the independent auditor to determine that the independent auditor does not take exception to the disclosure and content of the financial statements on Form 10-Q, to determine that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements, and to discuss any other matters required to be communicated to the audit committee by the independent auditor.

•	Review and discuss the types of presentation and information to be included in earnings press releases, and any additional financial information and earnings guidance that is provided.

•	Inquire of management, the internal auditor, and the independent auditor about significant risks or exposures and discuss guidelines and policies to govern the steps management has taken to minimize such risk to the Corporation.

•	Review and discuss the form and content of the certification documents for the quarterly reports on Form 10-Q and the annual report on Form 10-K with the independent auditor, the chief financial officer and the chief executive officer.

•	Review the basis for the disclosures made in the annual report to stockholders under the heading Management’s Report on Internal Controls regarding the control environment of the Corporation and the annual filing required under the Federal Deposit Insurance Corporation Improvement Act of 1991, if applicable.

•	Prepare, review and approve the annual proxy statement disclosure regarding the activities and report of the audit committee for the year.

“Addendum B”

First National Bancshares, Inc.
Compensation Committee Charter

Statement of Policy

The Compensation Committee shall provide assistance to the board of directors in fulfilling the board of directors’ responsibilities relating to management organization, performance, compensation and succession, and establishing compensation for members of the board of directors.

Organization

The members of the Compensation Committee shall be appointed by the board of directors and may be removed by the board of directors. The Compensation Committee shall meet on the call of its chairman. The Compensation Committee has the authority to retain and terminate advisors, including compensation consultants, accountants and legal counsel, to assist in discharging its duties including the authority to approve such advisors’ fees and retention terms. There will be at least three members of the Compensation Committee. A majority of the members of the Compensation Committee shall be a quorum to transact business.

Qualifications

The Compensation Committee shall be composed of independent directors, determined by the board of directors under the First National Bancshares, Inc. Corporate Governance Guidelines. The members of the Compensation Committee shall be outside directors within the meaning of Section 162 (m) of the Internal Revenue Code. Each member of the Compensation Committee shall also be a “Non-Employee Director” as the term is defined by Rule 16b-3 of the Securities and Exchange Commission.

Powers, Duties and Responsibilities

In discharging its responsibilities for management organization, performance, compensation, and succession, the Compensation Committee shall:

☐	Consider and authorize the compensation philosophy for First National Bancshares, Inc.’s personnel.

☐	Review and evaluate executive officer’s performance, in light of strategic plan and budget goals set by the board of directors that include First National Bancshares, Inc.’s performance and return to shareholders.

☐	Recommend to the board of directors the executive officer’s compensation based upon performance. The chief executive officer will not be present during the Compensation Committee’s deliberations about or voting on the chief executive officer’s compensation.

☐	Annually review and approve perquisites for the executive officer and senior management.

☐	Consider and make recommendations to the board of directors on matters relating to organization and succession of senior management.

☐	Evaluate and recommend to the board of directors, director compensation.

☐	Consider and approve the report of the Compensation Committee for inclusion in First National Bancshares, Inc.’s proxy statement for its annual shareholders’ meeting.

☐	Make recommendations to the board of directors with respect to incentive compensation plans, deferred compensation plans, executive retirement plans, and equity-based plans.

☐	Oversee incentive, deferred compensation, and equity-based plans.

☐	Annually review and if necessary or appropriate, update this charter for consideration by the board of directors.

☐	Annually evaluate the performance and function of the Compensation Committee.

☐	Report the matters considered and actions taken by the Compensation Committee to the board of directors.

“Addendum C”

First National Bancshares, Inc.
Nominating and Governance Committee Charter

Statement of Policy

The Nominating and Governance Committee shall provide assistance to the board of directors in fulfilling the board of directors’ responsibilities for director nominations and appointments, and board of directors and corporate governance.

Organization

The members of the Nominating and Governance Committee shall be appointed by the board of directors and may be removed by the board of directors. The Nominating and Governance Committee shall meet on the call of its chairman. The Nominating and Governance Committee has the sole authority to retain and terminate any consulting or search firm to be used to identify director candidates, including the sole authority to approve the firm’s fees and other retention terms. There will be at least three members of the Nominating and Governance Committee. A majority of the members of the Nominating and Governance Committee shall be a quorum to transact business.

Qualifications

The Nominating and Governance Committee shall be composed entirely of independent directors, determined by the board of directors under the First National Bancshares, Inc. Corporate Governance Guidelines.

Powers, Duties, and Responsibilities

☐	In discharging its responsibilities to review, authorize and approve director nominations, director compensation and corporate governance, the Nominating and Governance Committee shall:

☐	actively seek individuals qualified to become members of the board of directors;

☐	from time to time recommend individuals for appointment as directors by the board of directors;

☐	recommend to the board the number of directors that shall constitute the whole board of directors;

☐	recommend to the board of directors nominations for the board for approval by shareholders at an annual meeting of shareholders or special meeting of shareholders;

☐	recommend to the board of directors corporate governance guidelines for First National Bancshares, Inc.;

☐	consider and advise the board of directors on other matters relating to the affairs or governance of the board of directors;

☐	annually review and if necessary or appropriate, update this charter for consideration by the board of directors;

☐	annually evaluate the performance and function of the Nominating and Governance Committee; and

☐	report the matters considered and actions taken by the Nominating and Governance Committee to the board of directors.

FIRST NATIONAL BANCSHARES, INC.
PROXY

The undersigned stockholder(s) of First National Bancshares, Inc., a Florida corporation (the “Company”), hereby appoints Beverly Beall and Irving Zamikoff, and each or either of them, the proxy or proxies of the undersigned with full power of substitution, to vote all shares of common stock of the Company standing in the name of the undersigned on its books as of March 22, 2004, at the Annual Meeting of Shareholders of the Company, to be held at the offices of the 1st National Bank & Trust, 5817 Manatee Avenue West, Bradenton, Florida 34209, on Thursday, May 20, 2004, and at any and all adjournments of such meeting, with all powers the undersigned would possess if personally present, as follows:

1.	Proposal I. — The election of the following 10 nominees:

Beverly Beall, Robert G. Blalock, Allen J. Butler, Rosemary R. Carlson, Francis I. duPont III, Glen W. Fausset, Sarah H. Pappas, Raymond A. Weigel, III, Irving I. Zamikoff and Dan C. Zoller, to serve as directors of the Company until the next annual meeting of shareholders and until their successors are elected and qualified.

☐ For	☐ Withhold Authority for all Nominees

IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY NOMINEE, PLEASE DRAW A LINE THROUGH THE NOMINEE’S NAME.

2.	Proposal II. — Amendment of the Articles of Incorporation:

Amendment of Article IV of the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 2,500,000 to 7,500,000, each of which shall have a par value of $0.10.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED “FOR” EACH OF THE MATTERS MENTIONED IN ITEMS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING OR ANY ADJOURNMENTS, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS. THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

_____ Number of signers below that will attend the Annual Meeting	DATE: ______________________________, 2004

	SIGNATURE	Social Security No.

	SIGNATURE (if held jointly)	Social Security No.

Please sign exactly as your name appears on the label. When shares are held by joint tenants, both must sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles and submit evidence of appointment unless previously furnished to the Company. Please include Social Security number(s)

PLEASE MARK, DATE, SIGN AND RETURN PROXY USING THE ENCLOSED ENVELOPE. YOUR ATTENTION TO THIS MATTER IS APPRECIATED. VALID ONLY IF RECEIVED PRIOR TO ANNUAL MEETING.